                                                                    Exhibit 1.11


CUSTOMER ACCOUNT APPLICATION
--------------------------------------------------------------------------------


Indicate the type of account you wish to open:

[_] Corporate  [X] Partnership  [_] Limited Liability Company  [_] Trust  [_] Pension Plan  [_] Other __________________
                                                                                                           (describe)

General Information

Name of Applicant:   Price Asset Management Inc., General Partner
                   -----------------------------------------------------------------------------------------------------

Account Title:       Price Fund I
                --------------------------------------------------------------------------------------------------------

Mailing Address Line 1:   141 W. Jackson Blvd.
                       -------------------------------------------------------------------------------------------------

Mailing Address Line 2:   Suite 1340A
                       -------------------------------------------------------------------------------------------------

City:  Chicago                            State:    IL        Zip:  60604       Country:  USA
     ----------------------------------          ----------       -----------           --------------------------------

Main Address (if different from above): ________________________________________________________________________________

Main Address Line 2:  __________________________________________________________________________________________________

City:__________________________________   State: __________   Zip:___________   Country:________________________________

Telephone: ____________________________   Tax I.D. Number:    36-4400372
                                                          --------------------------------------------------------------



For Corporate Accounts

Date of Incorporation: ____________________________________   State/Country of Incorporation: __________________________

Principal Place of Business: ______________________________   Registered Agent: ________________________________________

Ownership: [_]Public   [_]Private ______________________________________________________________________________________

If a subsidiary, list ultimate parent and indicate whether public or private: __________________________________________

Principal business/occupation: _________________________________________________________________________________________


For Partnership or Limited Liability Company Accounts ("L.L.C.")

Is this a [_] general partnership, [X] limited partnership or [_] L.L.C.?

List all general partners or managing members:

1.  Name:    Price Asset Management Inc., (PAM)
          --------------------------------------------------------------------------------------------------------------

    Address:    141 W. Jackson Blvd., Suite 1340A
             -----------------------------------------------------------------------------------------------------------

    City:    Chicago                      State:  IL          Zip:  60604       Country:  USA
          ------------------------------         -----------       -----------           -------------------------------

2.  Name: ______________________________________________________________________________________________________________


    Address: ___________________________________________________________________________________________________________


    City: ______________________________  State: ___________  Zip: ___________  Country: _______________________________

3.  Name: ______________________________________________________________________________________________________________

    Address: ___________________________________________________________________________________________________________

    City: ______________________________  State: ___________  Zip: ___________  Country: _______________________________

4.  Name: ______________________________________________________________________________________________________________

    Address: ___________________________________________________________________________________________________________

    City: ______________________________  State: ___________  Zip: ___________  Country: _______________________________

Principal business/occupation of applicant:    Speculative investment
                                            ----------------------------------------------------------------------------

CUSTOMER ACCOUNT APPLICATION
--------------------------------------------------------------------------------

For Partnership or Limited Liability Company Accounts ("L.L.C.") (Continued)

Does the applicant have an offering circular or prospectus, or otherwise solicit participation? Yes [X] No [_] (If yes, please submit a copy of the most recent prospectus or offering circular.)

Is any general partner or managing member registered with the Commodity Futures Trading Commission as a Commodity Pool Operator?
    Yes [X]  No [_]

Is any limited partnership or L.L.C., how many limited partners or members are there? Initial Offering
       -------------------------
        Open participation total capital limition $50 million dollars

For Trust Accounts

1.  Trustee: __________________________________________________________________

    Address: __________________________________________________________________

    City: ____________  State: ________  Zip: ____________  Country: __________

2.  Trustee: __________________________________________________________________

    Address: __________________________________________________________________

    City: ____________  State: ________  Zip: ____________  Country: __________

3.  Trustee: __________________________________________________________________

    Address: __________________________________________________________________

    City: ____________  State: ________  Zip: ____________  Country: __________

4.  Trustee: __________________________________________________________________

    Address: __________________________________________________________________

    City: ____________  State: ________  Zip: ____________  Country: __________

For Pension Plan Accounts

Type of plan: [_]Keogh  [_]401k  [_] Other (specify):___________________________
If "Other", are there any employee contributions in the plan? [_] Yes  [_] No

List Trustee(s):

1.  Trustee: __________________________________________________________________

    Address: __________________________________________________________________

    City: ____________  State: ________  Zip: ____________  Country: __________

2.  Trustee: __________________________________________________________________

    Address: __________________________________________________________________

    City: ____________  State: ________  Zip: ____________  Country: __________

3.  Trustee: __________________________________________________________________

    Address: __________________________________________________________________

    City: ____________  State: ________  Zip: ____________  Country: __________

4.  Trustee: __________________________________________________________________

    Address: __________________________________________________________________

    City: ____________  State: ________  Zip: ____________  Country: __________

CUSTOMER ACCOUNT APPLlCATION
--------------------------------------------------------------------------------


Confidential Customer Information / General Partner  Registered CPO 9/28/00

1. Previous futures investment experience? [X] Yes [_] No If yes, how many years? Registered CTA 3/3/99
           ---------------------------------------------------------------------

    Name:  Price Asset Management (PAM), General Partner
          ----------------------------------------------------------------------

    Location:  141 W. Jackson Blvd., Suite 1340A, Chicago, IL 60604
              ------------------------------------------------------------------
    Currently Active?  [X] Yes   [_] No

    Name: ______________________________________________________________________

    Location: __________________________________________________________________

    Currently Active?  [_] Yes   [_] No

2.  Are you registered with the Commodity Futures Trading Commission and/or the
    National Futures Association?  [X] Yes   [_] No  If yes, indicate in what
    capacity: [_] FCM   [X] CPO   [X] CTA   [_] IB   [_] Other: ________________

3.  Are you a member of any futures exchange? [_] Yes [X] No If yes, which? ____
     ___________________________________________________________________________

4.  Have you ever been involved in any litigation or arbitration with another
    broker or dealer? [_] Yes   [X] No If yes, please give details? ____________
    ____________________________________________________________________________

5.  Have you ever been the subject of an investigation or proceeding by any
    futures or securities regulatory of self-regulatory body? [_] Yes   [X] No
    If yes, please give details: _______________________________________________

6.  Do any other person(s) or entities:

    A) Control the trading of this account? [X] Yes [_] No (If yes, please complete the "Discretionary Trading Authorization" form)

    B) Have a financial interest in this account? [X] Yes [_] No If yes, please provide details: Limited Partners
                            ----------------------------------------------------

7.  Do you or does this account control or have an interest in the trading of
    any other commodity account at this firm? [X] Yes   [_] No  If yes, list
    account numbers and names: (PAM) is a registered CTA evaluating and
                               -------------------------------------------------
    introduci qualified investors to CTA'S.
    ----------------------------------------------------------------------------

    At any other firm [X] Yes [_] No (if yes, give firm name: __________________

    ----------------------------------------------------------------------------

8.  Are you

    A) Related to any person associated with or employed by Man Financial Inc?
    [_] Yes  [X] No  If yes, describe briefly:__________________________________
    ____________________________________________________________________________

    B) Now or within the past three years a member, partner, oficer or employee of any brokerage firm, commodity or security exchange or regulatory agency?
    [_] Yes  [X] No  If yes, describe: NFA ID 0292199
                                      ------------------------------------------

9.  Are vou familiar with and do you understand:

    A) The leverage provided in futures and options trading? [X] Yes  [_] No

    B) The substantial risk of loss in futures and options trading, including the possibility of incurring a debit balance in your account?
    [X] Yes   [_] No

    C) Man Financial Inc's margin policy as set forth in paragraph 3 of the
    Customer Agreement? [X] Yes   [_] No

10. What is your trading objective? [X] Speculation [_] Hedging (If hedging, please complete the "Hedge Account Agreement" form.)

11. Banking Relationships

    Name of Bank/Institution (1):  LaSalle Bank
                                  ----------------------------------------------

    Address:   135 South LaSalle Street, Chicago, IL 60603
             -------------------------------------------------------------------

    Contract:  Chantay Drones               Phone: (312) 904-8952
              -----------------------------        -----------------------------

    Name of Bank/Institution (2): ______________________________________________

    Address: ___________________________________________________________________

    Contact: ____________________________________ Phone: _______________________

CUSTOMER ACCOUNT APPLICATION
--------------------------------------------------------------------------------

12. The undersigned makes the following representations regarding Stockholders' Equity as of the 31 st day of August, 2001

    Assets                                                          Liabilities and Stockholders' Equity
    ------                                                          ------------------------------------
    Current Assets                                                  Current Liabilities
      Cash                                $     870                   Accounts payable               $_________
                                          ---------
      Marketable securities               _________                   Notes payable                   _________
      Accounts receivable                 _________                   Current maturities of LT debt   _________
      Inventories                         _________                   Accrued liabilities             _________
      Prepaid expense                     _________                   Other liabilities               _________
      Other                               _________

        TOTAL CURRENT ASSETS                    870                     TOTAL CURRENT LIABILITIES     _________
                                          ---------

      Net property, plant & equipment     _________                   Deferred income taxes           _________
      Other intangibles                   _________                   Long-term debt                  _________
      Investments                                                     Other LT liabilities              195,163
                                                                                                      _________
      Other assets                          195,163                   Due to Affiliate
                                          ---------
      Deferred Syndication
      Costs
        TOTAL ASSETS                      $ 196,033                     TOTAL LIABILITIES            $  195,163
                                          ---------                                                   ---------


                                                                    Stockholders' Equity
                                                                    --------------------
                                                                      Common stock                   $_________
                                                                      Additional paid in capital            870
                                                                                                      ---------
                                                                      Retained earnings               _________

Note: Total Assets must equal TotaL Liabilities and Stockholders'     Total stockholders' equity            870
Equity                                                                                                ---------
        N/A No activity in Partnership                                TOTAL LIABILITIES &
                                                                      STOCKHOLDERS' EQUITY              196,033
                                                                                                      ---------

Income Statement
----------------
      Revenues                    ___________________
      Cost and expenses           ___________________
      Operating income            ___________________

      Other income                ___________________
      Net interest                ___________________
      Income taxes                ___________________
      Net income (Profit/(loss)   ___________________


Note: In lieu of completing this worksheet, a prepared financial statement may be attached if one is available.


Customer represents that the foregoing information is true and correct, and will notify Man Financial Inc ("Company") of any material changes in writing. The Company reserves the right, but has no duty; to verify the accuracy of information provided and to contact such bankers, brokers and others as it deems necessary.

Signature of Customer /s/ ILLEGIBLE
                    ------------------------------------------------------------

Title  Chief Financial Officer, PAM          Date  11/14/01
       -------------------------------------      ------------------------------
       General Partner

GENERAL PARTNER INFORMATION
--------------------------------------------------------------------------------
THIS PAGE TO BE COMPLETED FOR GENERAL PARTNERSHIP ACCOUNTS ONLY

General Partner 1

Name:             Price Asset Management Inc. (PAM)
      --------------------------------------------------------------------------

Date of Birth:__________________________________________________________________

Address Line 1:   141 W. Jackson Blvd.
               -----------------------------------------------------------------

Address Line 2:   Suite 1340A
               -----------------------------------------------------------------

City:             Chicago                     State: IL     Zip:  60604
     ----------------------------------------       -------     ----------------

Phone:            (312) 648-2883
      --------------------------------------------------------------------------

Social Security #:______________________________________________________________

Employer:_______________________________________________________________________

Occupation:       CTA / CPO
           ---------------------------------------------------------------------

Annual Income (if joint account, provide combined annual income): N/A  see
                                                                 ---------------
prospectus
--------------------------------------------------------------------------------

Net Worth (if joint account, provide combined net worth):  N/A  see prospectus
                                                           ---------------------

Futures:  [X] Yes  [_] No  If Yes, how many years?  2 ;  Securities:  [_] Yes
                                                   ---
          [_] No  If Yes, how many years? _____;

Options:  [X] Yes  [_] No  If Yes, how many years?  2 ;  Mutual Funds [_] Yes
                                                   ---
          [_] No  If Yes, how many years? _____;




General Partner 2

Name: __________________________________________________________________________

Date of Birth:__________________________________________________________________

Address Line 1:_________________________________________________________________

Address Line 2:_________________________________________________________________

City: ________________________________ State:_________ Zip: ____________________

Phone: _________________________________________________________________________

Social Security #: _____________________________________________________________

Employer: ______________________________________________________________________

Occupation: ____________________________________________________________________

Annual Income (if joint account, provide combined annual income): ______________

Net Worth (if joint account, provide combined net worth): ______________________

Investment Experience:

Futures:  [_] Yes  [_] No  If Yes, how many years?  ____;  Securities:  [_] Yes
          [_] No  If Yes, how many years? ____;

Options:  [_] Yes  [_] No  If Yes, how many years?  ____;  Mutual Funds [_] Yes
          [_] No  If Yes, how many years? ____;

GENERAL PARTNER INFORMATION
--------------------------------------------------------------------------------
THIS PAGE TO BE COMPLETED FOR GENERAL PARTNERSHIP ACCOUNTS ONLY


General Partner 3

Name: __________________________________________________________________________

Date of Birth:__________________________________________________________________

Address Line 1:_________________________________________________________________

Address Line 2:_________________________________________________________________

City: ________________________________ State:_________ Zip: ____________________

Phone: _________________________________________________________________________

Social Security #: _____________________________________________________________

Employer: ______________________________________________________________________

Occupation: ____________________________________________________________________

Annual Income (if joint account, provide combined annual income): ______________

Net Worth (if joint account, provide combined net worth): ______________________

Investment Experience:

Futures:  [_] Yes  [_] No  If Yes, how many years?  ____;  Securities:  [_] Yes
          [_] No  If Yes, how many years? ____;

Options:  [_] Yes  [_] No  If Yes, how many years?  ____;  Mutual Funds [_] Yes
          [_] No  If Yes, how many years? ____;




General Partner 4

Name: __________________________________________________________________________

Date of Birth:__________________________________________________________________

Address Line 1:_________________________________________________________________

Address Line 2:_________________________________________________________________

City: ________________________________ State:_________ Zip: ____________________

Phone: _________________________________________________________________________

Social Security #: _____________________________________________________________

Employer: ______________________________________________________________________

Occupation: ____________________________________________________________________

Annual Income (if joint account, provide combined annual income): ______________

Net Worth (if joint account, provide combined net worth): ______________________

Investment Experience:

Futures:  [_] Yes  [_] No  If Yes, how many years?  ____;  Securities:  [_] Yes
          [_] No  If Yes, how many years? ____;

Options:  [_] Yes  [_] No  If Yes, how many years?  ____;  Mutual Funds [_] Yes
          [_] No  If Yes, how many years? ____;

CUSTOMER AGREEMENT
--------------------------------------------------------------------------------

dollars, funds held in the particular foreign currency, and non-segregated assets of the company.


27. CFTC Regulations.

You are aware that CFTC Regulation 1.35(a-2)(2) requires you to create, retain and produce upon the request of the CFTC, the United States Department of Justice and the applicable exchange, documentation of cash transactions underlying exchanges of futures for cash commodities or exchanges of futures in connection with cash commodity transactions and, if you effect any such exchange of futures, you will comply with Regulation 1.35(1-2)(2). If you maintain separate accounts in which, pursuant to CFTC Regulation 1.46(d)(6), offsetting positions are not closed out, you understand that, if held open, offsetting long and short positions in the separate accounts may result in the charging of additional margins even though offsetting positions will result in no additional market gain or loss. If you are a non-United States person, you acknowledge that: (a) CFTC Regulation 15.05 designates us as the agent of foreign brokers, customers of foreign brokers, and foreign traders for certain purposes; and (b) CFTC Regulation 21.03 authorizes the CFTC to request, when unusual market circumstances exist, certain account information from us as well as foreign brokers and traders.

28. Online Services/Electronic Statements.

If we provide you with access to online brokerage service facilities, you agree to our posted terms of use, privacy statement and service agreement and the Electronic Order Entry & Account Access Agreement as if the same were set forth in this Agreement: We do not guarantee access to your account at a11 times, nor do we guarantee the receipt, acceptance and entry of any order transmitted to us electronically. You further agree that any market data or information provided to you will not be broadcast, retransmitted or commercially exploited and you acknowledge that exchanges and markets have a proprietary interest in this data and information. If you have agreed to the electronic transmission of information, you understand that we do not guarantee delivery.

29. Governing Law; Jurisdiction and Venue; Service of Process; Limitation on Actions; Waiver of Jury Trial.

In order to induce us to accept this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you hereby agree to the following:

A. This Agreement is made, upon acceptance by us, in the State of Illinois, and shall be governed by and the rights and liabilities of the parties shall be determined in accordance with, the laws of the State of Illinois, without regard to any of its conflicts of laws, principles or rules, and by the laws of the United States.

B. If you have not entered into an arbitration agreement or if arbitration is unavailable, all actions or proceedings, whether initiated by you or us, with respect to any controversy arising out of or related to this agreement, shall be litigated only in courts whose situs is in the State of Illinois. You hereby submit to the jurisdiction of the United States District Court of the Northern District of Illinois, Eastern Division, and any other court of competent jurisdiction whose situs is in Chicago, Illinois. If you bring any arbitration (including, but not limited to, NFA arbitrations), administrative or reparations proceedings against us, you hereby authorize and direct such arbitrators, administrative law judges, or judgment officers to hold any such proceedings in Chicago, Illinois. You hereby waive any right you may have to transfer or change the venue of any litigation you may bring against us, or that such litigation is brought in an inconvenient forum or that forum is improper.

 C. You agree to accept court service of process by registered or certified mail addressed to you at the address you provided in your customer application, or to such other addresses as you have supplied to us in writing, and such service shall constitute personal service of process.

D. No judicial, administrative, arbitration or reparations proceeding may be commenced by you or us more than one (1) year after any claim arises, directly or indirectly; out of this Agreement or the transactions contemplated thereby. You hereby waive any statutes of limitation, including, but not limited to, the Commodity Exchange Act's and the National Futures Association's two (2) year limitation on actions.

 E. You hereby waive any right you may have to a trial by jury.

30. HEADINGS.

The headings of the provisions hereof are for descriptive purposes only and shall not modify or qualify any of the rights or obligations set forth in such provisions.

--------------------------------------------------------------------------------

Customer Agreement

I acknowledge that this is a contractual agreement I have read it carefully and, by signing, I agree to be bound by every term and condition, including the consents relating to jurisdiction, venue, service and limitations on actions set forth in Paragraph 29. No modification of this Agreement is valid unless accepted by us in writing as provided in Paragraph 17. [I confirm that I have downloaded a full set of account documents from your website and I have not made any alterations or deletions to this agreement or any such documents from the original forms posted on the website. In the event that there are any alterations or deletions to this agreement or any such documents, such alterations and deletions shall not be binding on you and said original forms shall govern my account relationship with you.]

                                        Chief Operating Officer, PAM
Signature of Customer: --------------------   -------------------     ----------
                                        as General Partner
Signature of Customer: --------------------   -------------------     ----------
                       /s/ Martin Hollander       11/14/2001
Signature of Customer  --------------------   -------------------     ----------

Signature of Customer  ____________________   ___________________     __________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

SIGNATURE PAGE
--------------------------------------------------------------------------------

Acknowledgement of Risk

I hereby acknowledge that I have received, read and understand the CFTC Rule
1.55 Risk Disclosure Statement for Futures and Options on pages 1 and 2 of this booklet. I also understand that you are relying on me to familiarize myself with any disclosures in this booklet that are or may become applicable to my trading.


Signature of Customer   /s/ Martin Hollander           11/14/2001
                        ------------------------   -----------------      ------

Signature of Customer    Chief Operating Officer,  PAM as General Partner
                        ------------------------   -----------------      ------

Signature of Customer   ________________________   _________________      ______

Signature of Customer   ________________________   _________________ Date ______

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

Authorization to Transfer Funds

I authorize you, at any time and without prior notice to me, to transfer any excess funds, equities, securities or other property which you deem necessary between my Regulated Account (i.e. any account in which there are commodity interests governed by the Commodity Exchange Act) and any other account(s) held by me with you or any of your affiliates, in order to reduce or satisfy any margin deficiency or deficit. You agree to confirm any such transfer to me in writing, and such confirmation shall be deemed reasonable notice.


Signature of Customer   /s/ Martin Hollander           11/14/2001
                        ------------------------   -----------------      ------

Signature of Customer    Chief Operating Officer,  PAM as General Partner
                        ------------------------   -----------------      ------

Signature of Customer   ________________________   _________________      ______

Signature of Customer   ________________________   _________________ Date ______

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

Permission to Cross Trades

I hereby consent to you, your "affiliated persons" (as defined in 17 C.F.R. 155 et seq., as amended) or any floor broker acting on behalf of you or your customers, taking, directly or indirectly, the other side of any order I place with you, in accordance with the rules of applicable futures exchanges. You are authorized to give my consent to any such floor broker.

Signature of Customer   /s/ Martin Hollander           11/14/2001
                        ------------------------   -----------------      ------

Signature of Customer    Chief Operating Officer,  PAM as General Partner
                        ------------------------   -----------------      ------

Signature of Customer   ________________________   _________________      ______

Signature of Customer   ________________________   _________________ Date ______

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.


Consent to Electronic Transmission of Account Statements (Optional)

I hereby consent to your sending to me daily confirmation and purchase and sale statements as well as monthly account statements (collectively "Statements") relating to my account(s), at no additional cost to me, by electronic media rather than by hard copy mailing. I may revoke this consent at any time upon written notice to you.

I wish to receive electronic transmission of my Statements via e-mail at:

________________________________________________________________________________

Please print e-mail address clearly.


Signature of Customer    /s/ Martin Hollander         11/14/2001
                        ------------------------   -----------------      ------

Signature of Customer    Chief Operating Officer,  PAM as General Partner
                        ------------------------   -----------------      ------

Signature of Customer   ________________________   _________________      ______

Signature of Customer   ________________________   _________________ Date ______

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

ELECTRONIC ORDER ENTRY & ACCOUNT
ACCESS AGREEMENT
--------------------------------------------------------------------------------

illegality); or (k) act, or fail to act, in your use of the Service, in a manner that is contrary to applicable law or regulation. Your failure to observe any of the foregoing limitations may result in civil or criminal liability, as well as termination of your use of the Service.

You represent and warrant that you are fully authorized to enter into this Agreement and are under no legal disability which would prevent you from trading, and that you are and shall remain in compliance with all laws, rules and regulations applicable to your business. You agree that you are familiar with and will abide by any rules or procedures adopted by us and any Provider in connection with use of the Service. Finally, you agree that you shall permit no person access to the Service until you have provided necessary training in its use.

You shall not (and shall not permit any third party) to copy, use, analyze modify, decompile, disassemble, reverse engineer, translate or convert any software provided to you in connection with use of the Service or distribute the software or the Service to any third party.

6.   Termination of Access and License

We may in our sole discretion, terminate or restrict your access to the Service, and may terminate this Agreement at any time. Upon termination, any software license granted to you herein shall automatically terminate and you shall return to us promptly any hardware, software, manuals or other items provided to you by us in connectIon with Service access. You will remain responsible for the payment of all charges incurred before termination becomes effective.

7.   Indemnity

You agree to indemnify and hold harmless us and each Provider and their respective principals, affiliates and agents from and against all claims, demands, proceedings, suits and actions and all losses (direct, indirect or otherwise), liabilities, costs and expenses (including attorney's fees and disbursements), paid in settlement, incurred or suffered by us and/or a Provider and/or our or their respective principals, affiliates and agents arising from or relating to your use of the Service or the transactions contemplated hereunder. This indemnity provision shall survive termination of this Agreement.

8.   Miscellaneous

(a) You may not amend the terms of this Agreement. We may amend the terms of this Agreement upon notice to you (including by electronic delivery), or if this Agreement is contained as part of a web site by posting the amended terms to that web site. By continued access to and use of the Service, you agree to any such amendments to this Agreement.

(b) You shall permit us by any reasonable and appropriate means to verify that you have complied with the terms of this agreement and you agree to cooperate fully with any such verification process.

(c) This Agreement is the entire agreement between the parties relating to the subject hereof, and, except with respect to the brokerage agreement between the parties, all prior negotiations and understandings between the parties, whether written or oral, are hereby merged into this Agreement. Nothing in this Agreement shall be deemed to supersede or modify a party's rights and obligations under the brokerage agreements.

(d) This Agreement shall be governed by the laws of the State of Illinois (USA) without reference to its conflict of laws principles.

Location of Terminals:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Electronic Order Entry & Account Access Agreement.

Signature of Customer /s/ Martin Hollander             11/14/2001                ____________
                      -------------------------    ----------------------
Signature of Customer Chief Operating Officer,     PAM as General Partner        ____________
                      -------------------------    ----------------------
Signature of Customer _________________________    ______________________        ____________

Signature of Customer _________________________    ______________________    Date____________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

FORM W-8 SERIES SELECTIQN AND FORM W-9 TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
--------------------------------------------------------------------------------

Name   Price Fund I
      --------------------------------------------------------------------------
Account Number (to be entered by Man Financial Inc)_____________________________ Phone Number with Area Code (312) 648-2883
                            ----------------------------------------------------
Address  141 W. Jackson Blvd., Suite 1340A
        ------------------------------------------------------------------------
City  Chicago                       State  IL             Zip  60604
     ------------------------------       ---------------     ------------------

Unless you complete EITHER the W-6 or the W-9 sections (i.e. you fail to furnish us with the appropriate W-8 Form or with the correct taxpayer identification number), Man Financial Inc must withhold between 30% or 31%, whichever is applicable, of the withdrawals and payments from your account.
________________________________________________________________________________

W-8 SECTION         Check appropriate box below if this is the account of a
                    foreign person meeting one of the following definitions:
(RELATING TO
FORMS W-8BEN,       [_] A beneficial owner solely claiming foreign status or
W-8ECI, W8EXP           treaty benefits - Form W-8BEN
OR W-8IMY)          [_] A foreign partnership - Form W-8ECI or W-8IMY
                    [_] A foreign government, international organization,
                        foreign central bank of issue, tax-exempt organization or private foundation - Form W-8ECI or W-8EXP
                    [_] A person acting as an intermediary - Form W-8IMY
                    [_] A person claiming an exemption from US withholding on
                        income effectively connected with the conduct of a trade or business in the United States - Form W-8ECI

                    If you are within one of these categories, you must complete one of the four w-8 forms (enclosed in the foreign account document booklet) applicable to your particular situation and return the form to us.
________________________________________________________________________________

W-9 SECTION         Part I - Tax payer Identification Number
                    For United States citizens, legal entities, or residents,
(SUBSTITUTE FORM    provide taxpayer identification number. For most            ____________________________
W-9)                individual taxpayers the taxpayer identification number      Social Security No.
                    is the social security number. NOTICE: For individual,                      OR
                    joint, custodian and sole proprietorship the social             36-4400372
                    security number is to be used.                               ----------------------------
                                                                                 Employer Identification No.

                    Part II - For Payees Exempt From Backup
                    Withholding
                    Check the box if you are exempt from backup with                        --------------
                    holding, and enter your correct taxpayer identification      Check here
                    number in Part I.                                                       --------------

                    Please check the category under which the exemption is
                    claimed:
                    [_] Corporation, Domestic              [_] Trusts taxed as Corporations
                    [_] Corporation Foreign                [_] Bank Common Trust
                    [_] Tax Exempt Entity Section 501 (a)  [_] Entity registered under Investment
                    [_] Foreign Person (see W-8 section)       Company Act of 1940
                    [_] Individual Retirement Account      [_] Real Estate Investment Trust
                                                           [_] Other ________________________________________

                    Part III - Certification
                    Under penalties of perjury, I certify that:

                    1. The number shown on this form is my correct taxpayer
                       identification number (or I am waiting for a number to be issued to me), and
                    2. I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                    Certification Instructions - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct taxpayer identification number.

                    Signature: /s/ Martin Hollander          Date: 11/14/2001
                              -------------------------           --------------
                              Chief Operating Officer, PAM as General Partner

PARTNERSHIP OR L.L.C. AUTHORIZATION
--------------------------------------------------------------------------------

In consideration of Man Financial Inc and its affiliates (the "Company") carrying one or more accounts (the "Account") in the name of Price Fund I (the "Client") which is either a duly organized (a) partnership of which each of the undersigned is a general partner or (b) limited liability company of which each of the undersigned is a managing member, the undersigned jointly and severally agree that each of the following named persons, to wit ______________, Price Asset Management Inc., PAM, _________________, shall have authority on behalf of the Client account to enter into contracts for the purchase, receipt, sale (including short sale) and delivery of, whether directly or indirectly through investments in managed investment products or otherwise, commodity futures contracts, commodities options on commodity futures contracts, physical commodities, including foreign futures and options, forward contracts, securities, equity, debt and related investments (collectively "Contracts") on margin or otherwise; to receive on behalf of the Client account demands, notices, confirmations, reports, statements of account and communications of every kind, money, securities and property of every kind, and to dispose of the same; to make on behalf of the Client accounts agreements relating to any of the foregoing matters and to terminate or modify the same or waive any of the provisions thereof; and to deal generally with the Company on behalf of the Client account as fully and completely as if he alone were interested in said account. The foregoing enumeration of authority shall not in any way limit or affect any other authority which any partner may have.

The undersigned shall be jointly and severally liable to the Company for any and all obligations arising out of transactions herein authorized and shall immediately indemnify and hold harmless from and against any and all claims, losses and liabilities which may arise in connection with the Client's account, and any and all liability the Company may incur as a result of acting in accordance with the instructions of the undersigned, including attorneys' fees and costs, and agree (1) that any individual property of any of the undersigned that is held by the Company is subject to a security interest in the Company's favor to secure any amounts owing in the Client's account and (2) that the Company has the right, but not the obligation, to liquidate and apply the proceeds of such other property to the Client's account.

The undersigned further authorize the Company in the event of death or retirement of any of the members of Client or the termination of the Client, to take such proceedings, require such papers, retain such portion of or restrict transactions in said account as the Company in its sole discretion may deem advisable to protect it against any liability; penalty or loss. The Client further agrees that in the event of the death or retirement of any member of the Client the remaining members will immediately cause the Company to be notified of such fact.

The authority herein granted is in addition to any other authority given to the Company by any or all of the undersigned and is a continuing one and shall remain in full force and effect until the Company shall receive at its offices written notice of revocation or modification hereof. The Company may terminate this agreement by written notice to the designated partner or any of the above partners.

In the case of a general partnership, no partners will be added to or deleted from the partnership unless the Company is notified at least ten (10) days in advance of such addition or deletion. Additionally, the undersigned agree and are fully aware that in the event a new partner is admitted to the partnership, then such new partner shall not appear on the books and records of the Company as having any interest in the account of the partnership, nor shall such partner acquire any interest in the account of the partnership until all account forms that the Company requests to be executed by such new partner are executed, received and approved by the Company. In the case of a general limited partnership or L.L.C. not registered as a commodity pool with the CFTC, the undersigned 1) agree that no new general or limited partner or member shall be admitted or acquire any interest in the partnership or L.L.C. without prior written notice to the Company; and 2) represent and warrant that no money or other property has been or will be solicited from any third party for trading in the Account without prior written consent from the Company.

Neither the Company nor any of its employees have engaged in the formation or operation of the Client nor shall the Company or any of its employees be held in any way responsible for the operation or management of the Client's activity other than acting solely as the broker for its account as set forth in the terms of the Client's customer agreement with the Company. Each partner, whether a general or limited partner, or member, as applicable, of the Client is aware of and understands the substantial risks associated with trading and investing in Contracts. Each of the undersigned affirms that each of the partners or members have been fully apprised of the risks of trading Contracts.

Each of the undersigned shall regularly review transaction statements and month-end statements so as to carefully monitor the activity and status of the Client's account, and each of the undersigned shall regularly provide such reports to its respective partners or members. Each of the undersigned will promptly notify the Company in writing of any change of the Client's status, material or otherwise.


/s/ Martin Hollander             11/14/2001       ____________________________
-----------------------------------------------

Chief Operating Officer, Price Asset Management   ____________________________
-----------------------------------------------

General Partner                                   ____________________________
-----------------------------------------------

_______________________________________________   ____________________________
                                                  Date

DISCRETIONARY TRADING AUTHORIZATION/
POWER OF ATTORNEY    PRICE FUND I, LP.
--------------------------------------------------------------------------------
                        Clarke Capital Management, Inc.

The undersigned hereby authorizes ______________________ as the undersigned's agent and attorney-in-fact (the "Agent"), with full power and authority to enter into contracts for the purchase, receipt, sale (including short sale) and delivery of, whether directly or indirectly through investments in managed investment products or otherwise, commodity futures contracts, commodities, options on commodity futures contracts, physical commodities, including foreign futures and options, forward contracts, securities, equity, debt and related investments (collectively "Contracts") on margin or otherwise, in one or more accounts ("Account") with Man Financial Inc and its affiliates (the "Company").

In all such transactions, as well as management decisions relating to the Account, the Company is hereby authorized to follow the instructions of the Agent; the Agent is authorized to act on behalf of the undersigned in the same manner and with the same force and effect as the undersigned might or could with respect to such transactions, the making and taking of deliveries and with respect to all other things necessary or incidental to the furtherance and/or conduct of the Account.

The Company shall have no liability for following the instructions of the Agent and the undersigned shall never attempt to hold the Company liable for the Agent's actions or inactions. The undersigned understands that the Company does not by implication or otherwise, endorse the operating methods of such Agent. The undersigned hereby releases the Company from any and all liability to the undersigned or to anyone claiming through the undersigned with respect to damage, losses or lost profits sustained or alleged to have been sustained as a result of the Company following the Agent's instructions or for any matter arising out of the relationship between the Agent and the undersigned and shall indemnify the Company from any and all losses, damages, liabilities and expenses, of any kind or nature whatsoever, arising therefrom. The undersigned agrees to hold the Company harmless and to indemnify it as to any expense, damage or liability sustained by it with respect to any and all acts and practices of the Agent and attorney-in-fact regarding this account, including all losses arising therefrom and debit balance(s) due thereof.

This authorization is a continuing one and shall remain in full force and effect until revoked by the undersigned, or an authorized person on his behalf, by written notice given to the Company, Attention: Director of Compliance. Such revocation shall become effective only upon the actual receipt thereof by the Company but shall not affect any liability in any way resulting from transactions initiated prior to its receipt. This authorization shall inure to the benefit of the Company, its successors and assigns. The provisions hereof shall be in addition to and in no way shall it limit or restrict any right which the Company may have under any agreement with the undersigned.

In addition, the Company is further authorized and directed to deduct from the undersigned's account and pay the Agent the amount of all management fees, incentive fees, advisory fees and/or brokerage commissions to be paid to the Agent upon the Company's receipt of invoices from the Agent. The undersigned understands that the Agent is solely responsible for the calculation of such fees and commissions and that the Company has no responsibility or obligation to determine or verify the amount or accuracy of such fees and commissions. In addition, the undersigned acknowledges that it is responsible for the administrative give-up fees incurred in connection with the execution of orders by various independent floor brokers or executing brokers engaged by the Agent and the undersigned authorizes the Company to deduct such fees from the undersigned's account and pay such fees to the appropriate floor brokers or executing brokers upon receipt of their invoices. The undersigned hereby agrees to indemnify and hold harmless the Company and its affiliates and employees from any loss, damage or dispute arising out of or relating to the calculation and payment of such fees and commissions.

All statements, notices, correspondence and the like generated in this account shall be sent or given to the Agent at the address shown for this account and to the undersigned at the address indicated in the Customer's Account documents, or to such other person or address as the undersigned may hereafter designate in writing.

The undersigned represents that the undersigned has been provided with a disclosure document concerning the Agent's advice (if the delivery of such document is required by law), including any options trading advice or strategies, which the undersigned has read and understood, or the Agent has furnished to the undersigned a written statement, receipt of which the undersigned acknowledges, and which the undersigned has read and understands and a copy of which has been furnished to the Company, explaining the Agent's exemption from registration and disclosure document requirements of the United States Commodity Futures Trading Commission and National Futures Association.

The undersigned understands that there are many strategies that can be used in trading options, some of which have unlimited risk of loss and could result in the undersigned sustaining a total loss of all funds in the account and that the undersigned is liable for any deficit in the account resulting therefrom. Customer acknowledges that Customer has discussed with the Company and the Agent the nature and risks of the strategy to be used in connection with options to be traded for the undersigned's account.

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Limited Power of Attorney:

Signature of Customer  /s/ Martin Hollander          11/14/2001
                       ---------------------------------------------------------

Signature of Customer  Chief Operating Officer, Price Asset Management Inc.
                       ---------------------------------------------------------

Signature of Customer  General Partner
                       ---------------------------------------------------------

Signature of Customer  _____________________________________ Date ______________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN, IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

LETTER OF AUTOMATIC TERMINATION PRICE FUND I, LP.
--------------------------------------------------------------------------------

In the event my account(s) with Man Financial Inc. are closed for any reason. Man Financial Inc is authorized to consider this my letter of revocation of the limited power of attorney required by the rules of the various contracts markets.

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Letter of Automatic Termination.


Signature of Customer  /s/ Martin Hollander        11/14/2001
                     ------------------------    ---------------      ----------

Signature of Customer  Chief Operating Officer, Price Asset Management Inc.
                     ------------------------    ---------------      ----------

Signature of Customer  General Partner
                     ------------------------    ---------------      ----------

Signature of Customer                                            Date
                     ------------------------    ---------------      ----------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

                                       24